SHARE EXCHANGE AGREEMENT


SHARE EXCHANGE AGREEMENT dated as of November 22, 2000 ("Agreement"), among Magellan Filmed Entertainment, Inc., a Nevada corporation ("Magellan"), and True Fiction, Inc., a Nevada corporation, ("True Fiction") and Tony Romano, an individual ("Romano") and Michel Shane, an individual ("Shane").

                                   BACKGROUND

The respective Boards of Directors of Magellan and True Fiction have each approved, upon the terms and subject to the conditions set forth in this Agreement, the share exchange between Magellan and True Fiction whereby each issued and outstanding share of common stock of True Fiction will be exchanged for shares of Common Stock to be issued by Magellan as set forth in Article 1 and by which True Fiction shall become a wholly-owned subsidiary of Magellan.

Romano and Shane each owns 500 shares of Common Stock of True Fiction which represents 100% of the total issued and outstanding shares of True Fiction. As part of this Agreement, Romano and Shane have agreed to deliver to Magellan, all of the True Fiction shares owned by them upon the terms and subject to the conditions set forth in this Agreement.

In consideration of the respective representations, warranties, covenants and agreements contained in this Agreement, Magellan and True Fiction and Magellan and Romano and Shane hereby agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

1.01 THE SHARE EXCHANGE. Upon the terms and subject to the conditions hereof, True Fiction shall become a wholly-owned subsidiary of Magellan upon the Effective Time of this Agreement subject to the conditions set forth in Article VII.

1.02 EFFECTIVE TIME. This Agreement shall become effective at such time ("Effective Time") as the conditions set forth in Article VII are satisfied or waived, if permissible.

1.03 SHARES. At or prior to the Effective Time, by virtue of this Agreement, the following events shall occur.

a) Each issued and outstanding share of common stock of True Fiction shall be assigned, transferred and conveyed to Magellan.

b) In exchange thereof, Magellan shall issue from its treasury 6,000,000 shares of its common stock ("Common Stock") which shall be issued 3,000,000 shares  to  Romano,  and  3,000,000  shares  to  Shane.
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1.04     PRIVATE  PLACEMENT.

a) The Common Stock issued to True Fiction's shareholders have not been and will not be registered with the Securities and Exchange Commission ("SEC") or the securities commission of any state, pursuant to an exemption from registration by virtue of Magellan's intended compliance with the provisions of
Section 4(2) and 4(6) of the Securities Act of 1933, as amended ("Securities Act"), and the Common Stock will be made available only to "accredited investors" or True Fiction's shareholders who have used a "Purchaser representative", as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Such exemption limits the number and types of investors to which the offering of Common Stock may be made and restricts subsequent transfers of the Common Stock so offered which also may be restricted by state securities laws. The Common Stock may not be resold or otherwise disposed of by True Fiction's shareholders unless, in the opinion of counsel to Magellan, registration under federal and applicable state securities laws is not required or compliance is made with the registration requirements of such laws.

b) In the event Magellan files a registration statement under the Securities Act of 1933 for the public offering of its securities within thirty-six (36) months from the Effective Time of this Agreement, each of True Fiction's shareholders shall be entitled to certain incidental or "piggyback" registration rights for the shares of Common Stock held by them. At the Effective Time, Magellan and the True Fiction shareholders shall enter into a Registration Rights Agreement in the form attached hereto as Exhibit 1.04 (b).


                                   ARTICLE II
                               EXCHANGE OF SHARES

2.01 ISSUANCE OF CERTIFICATE. At the Effective Time, Magellan shall issue to Romano and Shane certificates representing the Common Stock to be issued to each. Simultaneously Romano and Shane shall exchange and surrender their certificates representing all of their True Fiction shares in True Fiction


                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
                                    MAGELLAN

Magellan represents and warrants to True Fiction as of the date of this Agreement and as of the Effective Time as follows:

3.01 EXISTENCE: GOOD STANDING. Magellan is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation.

3.02 CAPITALIZATION. The authorized capital stock of Magellan consists of 200,000,000 shares of Common Stock, par value $0.001 ("Shares") and 50,000,000 shares of Preferred Stock, par value $0.001. As of July 17, 2000, there were no Preferred Shares issued and outstanding and 48,329,509 shares of Common Stock issued and outstanding. All issued and outstanding shares of Common Stock are duly authorized, validly issued, free of preemptive rights, non-assessable, and, are fully paid. Options, warrants and other rights to acquire from Magellan or any of its subsidiaries and obligations of Magellan or any of its subsidiaries to issue, any capital stock, or securities convertible into or exchangeable for capital stock or voting securities of Magellan as of June 30, 2000 are as set forth in Magellan's unaudited financial statements as of and for the three and six month periods ended June 30, 2000, a copy of which has been provided to True Fiction and is annexed hereto as Exhibit 3.02.

3.03 AUTHORIZATION: VALIDITY AND EFFECT OF AGREEMENTS. Magellan has the requisite corporate power and authority to execute and deliver this Agreement. The consummation by Magellan of the transactions contemplated hereby has been duly authorized by all requisite corporate action and the issuance of the Common Stock to True Fiction's shareholders has been approved by the board of directors of Magellan at a meeting held October 10, 2000. This Agreement constitutes the valid and legally binding obligation of Magellan, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

3.04 NO VIOLATION. To the best of Magellan's knowledge neither the execution and delivery by Magellan of this Agreement, nor the consummation by Magellan of the transactions contemplated hereby in accordance with the terms hereof, will:
(i) conflict with or result in a breach of any provisions of the Articles of Incorporation or Bylaws of Magellan (ii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the triggering of any payment of compensation under, or result in the creation of any lien, security interest, charge or encumbrance ("Lien") upon any of the material properties of Magellan or its subsidiaries under, or result in being declared void, voidable, or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any material license, franchise permit, lease, contract, agreement or other instrument, commitment or

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obligation to which Magellan or any of Magellan's subsidiaries is a party, or by which Magellan or any of Magellan's subsidiaries or any of their respective properties is bound or affected, except for any of the foregoing matters which would not have a material adverse effect on the business, results of operations, financial condition or prospects of Magellan and its subsidiaries taken as a
whole  ("Magellan Material Adverse Effect");  or   (iii)  other than the filings
required under the Securities Exchange Act of 1934, ("Exchange Act"), the Securities Act or applicable state securities and "Blue Sky" laws or filings in connection with the maintenance of its qualification to do business in other jurisdictions, and the filings contemplated by Section 5.02 of this Agreement (collectively, "Regulatory Filings"), require any material consent, approval or authorization of, or declaration, filings or registration with, any domestic governmental or regulatory authority, the failure to obtain or make which would have a Magellan Material Adverse Effect.

3.05 DOCUMENTS. Magellan has delivered to True Fiction the following documents:

-     Audited  financial  statements  for  the  year  ended  December  31, 1999;
-     Form  10Q  dated  August  14,  2000  which  included  unaudited  financial statements  for  the  three  and  six  month  periods  ended  June  30,  2000
-     Form  8K  dated  April  4,  2000;
-     Form  8K  dated  April  24,  2000  (Amended  July  12,  2000).


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                 OF TRUE FICTION

True Fiction represents and warrants to Magellan as of the date of this Agreement and as of the Effective Time as follows:

4.01 EXISTENCE; GOOD STANDING; CORPORATE AUTHORITY; COMPLIANCE WITH LAW. True Fiction is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. True Fiction is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the character of its properties occupied, owned or held under lease or the nature of its business makes such qualification or licensing necessary. The copies of True Fiction's Articles of Incorporation and Bylaws previously delivered to Magellan are true and correct and have not since been amended, modified or rescinded except as may have occurred pursuant to Section 6.01 (d) herein.

4.02 AUTHORIZATION, VALIDITY AND EFFECT OF AGREEMENTS. True Fiction has the requisite corporate power and authority to execute and deliver this Agreement. The consummation by True Fiction of all transactions contemplated hereby has been duly authorized by the approval of the Board of Directors and is required to be approved by the shareholders of True Fiction and such approvals were obtained by shareholder consent and meeting of the Board of Directors on October 10, 2000. This Agreement constitutes the valid and legally binding obligation of True Fiction, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

4.03 CAPITALIZATION. The authorized capital stock of True Fiction consists of 10,000,000shares of $0.001 par value common stock and no other classes of stock, common or preferred, or other securities. There are 1,000 shares of common stock issued and outstanding as of October 11, 2000. All issued and outstanding shares of common stock are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. True Fiction is not a party to or bound by any written or oral contract or agreement which grants to any person an option, warrant or right of first refusal or other right of any character to acquire at any time, or upon the happening of any stated events, any shares of or interest in True Fiction, whether or not presently authorized, issued or outstanding. There are outstanding (i) no other shares of capital stock or other voting securities of True Fiction, (ii) no securities of True Fiction or any of its subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of True Fiction, (iii) except for Series A Senior Subordinated Convertible Debentures ("True Fiction Debentures") no options or other rights to acquire from True Fiction or any of its subsidiaries, and no obligations of True Fiction or any of its subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of True Fiction, and (iv) no equity equivalents, interest in the ownership or earnings of True Fiction or any of its subsidiaries or other similar rights. There are no outstanding obligations of True Fiction or any of its subsidiaries to repurchase, redeem or otherwise acquire any securities of True Fiction.

4.04 NO VIOLATION. Neither the execution and delivery by True Fiction of this Agreement nor the consummation by True Fiction of the transactions contemplated hereby in accordance with the terms hereof will: (i) conflict with or result in a breach of any provisions of the Articles of Incorporation or Bylaws of True Fiction or its subsidiaries, (ii) violate, or conflict with, or

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result  in  a  breach  of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the triggering of any payment or compensation under, or result in the creation of any Lien upon any of the properties of True Fiction or its subsidiaries under, or result in being declared void, voidable, or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any material license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation of which True Fiction or its subsidiaries is a party, or by which True Fiction or its subsidiaries or any of their respective properties or assets is bound or affected, except for any of the foregoing matters which, singularly or in the aggregate, would not have an adverse effect on the business of True Fiction ("True Fiction Material Adverse Effect"); (iii) other than the Regulatory filings, require any material consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority, the failure to obtain or make which would have a True Fiction Material Adverse Effect, as defined in
Section 7.01(c) below, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to True Fiction, any of its subsidiaries or any of their assets, except for violations which in the aggregate would not have a True Fiction Material Adverse Effect or materially adversely affect the ability of True Fiction to consummate the Merger.

4.05 DOCUMENTS. True Fiction has delivered to Magellan the following documents:

1. Unaudited financial statements from inception through ______________, 2000.
2. Subscription Agreement, Debenture Agreement and other documentation relating to the True Fiction Debentures issued to accredited investors in a private placement offering of True Fiction's securities.
3.     List  of  Assets

4.06 ASSETS AND LIABILITIES. True Fiction hereby represents and warrants that it has no contingent or other liabilities other than those listed in
Exhibit  4.06 annexed hereto.  The assets owned by True Fiction, as set forth in
Exhibit 4.06(a) annexed hereto, at the Effective Time shall be free and clear of any and all liens, claims or other encumbrances.

4.07 MATERIAL CONTRACTS. True Fiction hereby represents and warrants that all of the material contracts which are essential to its business ("Material Contracts") are set forth in Exhibit 4.07. True Fiction further represents and warrants that all the Material Contracts as set forth in Exhibit 4.07 are valid, binding and enforceable according to their terms against each party to the contracts.


                                    ARTICLE V
               REPRESENTATIONS AND WARRANTIES OF ROMANO AND SHANE

Romano and Shane represent and warrant to Magellan as of the date of this Agreement and as of the Effective Time as follows:

5.01 OWNERSHIP. Romano and Shane own beneficially and of record the shares of True Fiction free and clear of any liens and encumbrances.

5.02 ENFORCEABILITY. Romano and Shane have full power, capacity and authority to execute this Agreement and such other agreements, documents and instruments called for by this Agreement, to make the representations, warranties and covenants herein and to perform his obligations hereunder. This Agreement is duly executed and is a legal and binding obligation of Romano and Shane, enforceable according to its terms, except as to the effect, if any, of applicable bankruptcy insolvency, moratorium or other similar laws relating to creditors rights and general principles of equity. Neither the execution and delivery by Romano and Shane of this Agreement or the consummation by Romano and Shane of the transactions contemplated by this Agreement will (i) violate, conflict with or result in the breach of any provision of, or constitute a default under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by Romano or Shane under any material agreement, lease, note or other restriction, encumbrance, obligation or liability to which Romano or Shane is a party or by which either is bound; or (ii) result in the creation or imposition of any lien or encumbrance on any of Romano or Shane's shares of True Fiction.


                                   ARTICLE VI
                                    COVENANTS

6.01 CONDUCT OF BUSINESS. From and after the date of this Agreement until the Effective Time or this Agreement is terminated, unless Magellan has consented in writing thereto, True Fiction, and, with respect to (e) and (f) below, Magellan and True Fiction:

a)     Shall,  and  shall  cause  its  subsidiaries  to,  conduct its operations according to its usual, regular and ordinary course in substantially the same manner as heretofore conducted;
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b)     Shall  use  reasonable  efforts,  and shall cause its subsidiaries to use reasonable efforts, to preserve intact its business organization and goodwill, keep available the services of its officers and employees and maintain satisfactory relationships with those persons having business relationships with it;

c) Shall confer on a regular basis with one or more representatives of Magellan to report operational matters of materiality and any proposals to engage in material transactions;

d)     Shall  not  amend  its  Articles  of  Incorporation  or  By  Laws.

e) Shall promptly notify the other parties hereto of any material emergency or other material change in the condition (financial or otherwise), business, properties, assets, liabilities, prospects or the normal course of its businesses or in the operation of its properties, any material litigation or material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the breach in any material respect of any representation or warranty contained herein;

f) Shall promptly deliver to the other parties hereto true and correct copies of any report, statement or schedule filed with or delivered to the SEC, any other Governmental entity (other than routine corporate tax and other filings in the ordinary course of business) or any shareholder of True Fiction or Magellan, as the case may be, subsequent to the date of this Agreement;

g) Shall not (i) issue, sell or pledge, or agree to issue, sell or pledge, any shares of its capital stock, effect any stock split or otherwise change its capitalization as it existed on the date hereof, (ii) grant, confer or award any option, warrant, conversion right or other right to acquire any shares of its capital stock or grant any right to convert or exchange any securities of True Fiction for Common Stock, (iii) increase any compensation or enter into or amend any employment agreement with any of its present or future officers or directors, other than in the ordinary course of True Fiction's business, (iv) adopt any new employee benefit plan, other than in the ordinary course of True Fiction's business (including any stock option, stock benefit or stock purchase plan) or amend any existing employee benefit plan in any material respect, other than in the ordinary course of business, except, in each case, for changes which are less favorable to participants in such plans or as may be required by applicable law, or (v) amend any Officer Employment Agreement or increase any compensation payable pursuant to such Officer Employment Agreements;

h) Shall not (i) except in the normal course of business as consistent with prior practice, declare, set aside or pay any dividend (whether in cash, stock or property) or make any other distribution or payment with respect to any shares of its capital stock or (ii) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or make any commitment for any such action;

i) Shall not, and shall not permit its subsidiaries to, agree in writing to take or otherwise take (i) any of the foregoing actions or (ii) any action which would make any representation or warranty of True Fiction herein untrue or incorrect.


6.02 FILINGS; OTHER ACTION. Subject to the terms and conditions herein provided, True Fiction and Magellan shall: (i) use all reasonable efforts to cooperate with one another in (a) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, governmental or regulatory authorities of the United States, the several states, and other jurisdictions in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (b) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; and (ii) use best efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors of Magellan and True Fiction shall use best efforts to take all such necessary action.

6.03 DUE DILIGENCE REVIEW. From the date hereof to the Effective Time, each of Magellan and True Fiction shall allow all designated officers, attorneys, accountants and other representatives of Magellan and True Fiction, as the case may be, access at all reasonable times to the records and files, correspondence, audits and properties, as well as to all information relating to commitments, contracts, titles and financial position, or otherwise pertaining to the business and affairs of Magellan, True Fiction and their subsidiaries.

For the purpose of conducting their respective due diligence investigations, each party will make available to the other for examination and reproduction all documents and data of every kind and character relating to this Agreement and the transactions contemplated hereby, in possession or control of, or subject to reasonable access by either party. All such due diligence investigation shall be completed and each party shall notify the other in writing of the satisfaction or removal of this due diligence review condition on or prior to the Effective Time.
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Upon mutual agreement of the parties, additional time may be allowed to complete such due diligence investigation. Should a party ("Reviewing Party") become aware of any information during its due diligence investigation which, in the opinion of the Reviewing Party, could have material adverse impact on this Agreement and/or the transactions contemplated hereby, the Reviewing Party shall immediately notify the other party ("Receiving Party") in writing of such information and the concerns which such information has caused. The Receiving Party shall have a reasonable time to respond to those concerns. In the event that the concerns cannot be resolved to the satisfaction of the Reviewing Party, the Reviewing Party shall have the right to terminate this Agreement without further liability hereunder. Each party shall bear the costs and expenses of its own due diligence investigation hereunder, including the fees and expenses of professional advisors

6.04     INDEMNIFICATION.

a) (i) After the Effective Time, Magellan shall, to the fullest extent permitted, indemnify, defend and hold harmless the present and former directors and officers of Magellan and True Fiction and any subsidiaries and their respective heirs, executors, administrators and legal representatives
(individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") against all losses, expenses, claims, damages or liabilities arising out of actions or omissions occurring on or prior to the Effective Time (including, without limitation, acts or omissions relating to the transactions contemplated by this Agreement (collectively "Losses")). In connection with the foregoing obligations from and after the Effective Time, Magellan shall bear the cost of expenses incurred in defending against any claim, action, suit, proceeding or investigation arising out of any alleged acts or omissions occurring on or prior to the Effective Time (including, without limitation, acts or omissions relating to the transactions contemplated by this Agreement), as incurred to the fullest extent permitted under applicable law. All rights to indemnification, including provisions relating to advances, expenses and exculpation of director liability, existing in favor of the Indemnified Parties as provided in Magellan's or True Fiction's Articles of Incorporation and Bylaws, as in effect as of the date of this Agreement, with respect to matters occurring through the Effective Time, will survive the Effective Time and will continue in full force and effect.

(ii) Any Indemnified Party will promptly notify Magellan of any claim, action, suit, proceeding or investigation for which such party may seek indemnification under this Section (a "Third Party Claim"). In the event of any such Third Party Claim, (x) within twenty (20) days of receipt of such notice, Magellan will have the right to assume the defense thereof, and Magellan will not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred thereafter by such Indemnified Parties in connection with the defense thereof, except that all Indemnified Parties (as a group) will have the right to retain one separate counsel, acceptable to such Indemnified Parties, as the expense of the Indemnifying Party if the named parties to any such proceeding include both the Indemnified Party and Magellan and the representation of such parties by the same counsel would be inappropriate due to a conflict of interest between them, and each Indemnified Party will have the right to retain a separate counsel, acceptable to such Indemnified Party, at the expense of the Indemnifying Party, if representation of such Indemnified Party and the other Indemnified Parties as a group would be inappropriate due to a conflict of interest between them and
(y) the Indemnified Parties will cooperate in the defense of any such matter. If Magellan fails to take action within twenty (20) days as set forth in (x) above, then the Indemnified Party shall have the right to pay, compromise or defend any Third Party Claim and to assert the amount of any payment on the Third Party Claim plus the expense of defense or settlement as a Loss. Magellan will not be liable for any settlement affected without its prior written consent, unless it has failed to take action within the twenty (20) day period after receipt of notice as set forth above. Notwithstanding the foregoing, Magellan will not have any obligation under this Section 5.04 to indemnify an Indemnified Party when and if a court of competent jurisdiction ultimately determines and such determination becomes final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law.

b) Magellan shall pay all reasonable expenses, including reasonable attorneys' fees, that may be incurred by any Indemnified Parties in enforcing the indemnity and other obligations provided for in this Section 6.04.

c) The rights of each Indemnified Party hereunder shall be in addition to any other rights such Indemnified Party may have under the Articles of Incorporation or by laws of Magellan, under the Nevada Statute or otherwise. The provisions of this Section shall survive the consummation of the Effective Time and expressly are intended to benefit each of the Indemnified Parties and will be binding on all successors and assigns of Magellan.

6.05 FURTHER ACTION. Each party hereto shall, subject to the fulfillment at or before the Effective Time of each of the conditions of performance set forth herein or the waiver thereof, perform such further acts and execute such documents as may be reasonably required to effect the Effective Time.
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

6.06 EXPENSES. Whether or not the Effective Time is consummated, except as provided in Section 8.02 hereof or as provided otherwise herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.


6.07 PUBLICITY. The initial press release relating to this Agreement shall be a joint press release and thereafter True Fiction and Magellan shall, subject to their respective legal obligations (including requirements of the OTC Bulletin Board stock exchanges and other similar regulatory bodies), consult with each other, and use reasonable efforts to agree upon the text of any press release, before issuing any such press release or otherwise making public statements with respect to the transactions contemplated hereby and in making any filings with any federal or state governmental or regulatory agency or with OTC Bulletin Board, or any national securities exchange with respect thereto.

6.08 BEST EFFORTS TO EXECUTE AGREEMENT. The parties hereto agree to use their best efforts to execute this Agreement on or before November 20, 2000.


                                   ARTICLE VII
                           CONDITIONS TO CONSUMMATION
                              OF THE SHARE EXCHANGE

7.01 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE SHARE EXCHANGE. The respective obligations of each party to effect the Share Exchange are subject to the satisfaction or waiver, where permissible, prior to the Effective Time, of the following conditions:

a) This Agreement shall have been approved by the Board of Directors of True Fiction and the affirmative vote of the shareholders of True Fiction by the requisite vote in accordance with applicable law, if required, and by the Board of Directors of Magellan by resolution in accordance with applicable law. Each of the consents and resolutions set forth on Schedule 7.01(a), 7.01 (a) (1) and
7.01  (a)  (2)  hereto  shall  have  been  obtained.

b) No statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent), shall have been enacted, entered, promulgated or enforced by any court or governmental authority which is in effect and has the effect of prohibiting the consummation of the Effective Time; provided, however, that each of the parties shall have used its best efforts to prevent the entry of any injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered;

c) True Fiction, on or before the Effective Time shall have completed the issuance of the True Fiction Debentures in the face amount of $1,000,000 to , a Colorado limited liability company, upon the terms and conditions set forth in the Subscription Agreement and other documentation relating to the issuance of the True Fiction Debentures. Subject to and upon the Effective Time of this Agreement, Magellan agrees to assume the liabilities and obligations of True Fiction under the True Fiction Debentures including the obligation to pay principal and interest on the Debentures. On or prior to the Effective Time, True Fiction shall secure, in writing, from all of the holders of the True Fiction Debentures, their consent to Magellan's assumption of True Fiction's liability and obligations under the terms and conditions of the True Fiction Debentures.

d) True Fiction shall deliver the legal opinion of its counsel, substantially in the form annexed hereto as Exhibit 7.01 (d) and Magellan shall deliver the legal opinion of its counsel, substantially in the form annexed hereto as Exhibit 7.01(d)(1).
e) At the Effective Time, True Fiction shall have executed all agreements, documents and instruments necessary to effectuate the issuance of the True Fiction Debentures.
f) An Employment Agreement between Magellan or its affiliates and Romano and Magellan or its affiliates and Shane shall have been executed in the form attached hereto as Exhibit 7.01 (f) and Exhibit 7.01 (f) (1).

g) Each party shall have completed its due diligence review and notified the other in writing of the satisfaction or removal of the due diligence review condition in accordance with Article 6.03 of this Agreement.

                                  ARTICLE VIII
                         TERMINATION; AMENDMENT; WAIVER

8.01     EFFECTIVE  TIME AND TERMINATION.  Except as otherwise set forth in this
Section 8.01, this Agreement shall close by no later than 11:59 p.m. Seattle, Washington, October 22, 2000, provided that either party may extend this Agreement for an additional seven (7) day period by written notice to the other party prior to the Effective Time. This Agreement shall terminate if not closed

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

by 11:59 p.m., Seattle, Washington, October 22, 2000 or October 29, 2000 if extended by either party. Notwithstanding the foregoing and/or the approval of this Agreement by the shareholders of True Fiction and the Board of Directors of Magellan, this Agreement may be terminated and the Effective Time contemplated hereby may be abandoned at any time prior to the Effective Time:

a) By mutual written consent, duly authorized by their respective Boards of Directors, by Magellan and True Fiction;
b)     By  either  Magellan  or  True  Fiction:
(i) if any court of competent jurisdiction or any other governmental body shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise permanently prohibiting the Effective Time and such order, decree, ruling or other action shall have become final and non-appealable;
(ii) if, upon a vote at a duly held meeting or upon any adjournment thereof, the shareholders of True Fiction and the Board of Directors of Magellan shall have failed to give any required approvals; or
c) By Magellan if True Fiction shall have breached any of its representations and warranties or covenants contained herein and if such breach or breaches, either individually or in the aggregate, will have, or are reasonably likely to have, a material adverse effect on the business, results of operations, financial condition or prospects of True Fiction (a "True Fiction Material Adverse Effect"), unless, in the case of a breach of covenant, such failure to perform has been caused by a breach of this Agreement by Magellan.
d) By True Fiction if Magellan shall have breached any of its representations and warranties and such breach or breaches, either individually or in the aggregate, will have, or are reasonably likely to have, a Magellan Material Adverse Effect, or if Magellan shall have breached in any material respect any of its covenants contained herein, unless, in the case of a breach of any covenant, such failure to perform has been caused by a breach of this Agreement by True Fiction;
8.02 EFFECT OF TERMINATION. In the event of the termination and abandonment of this Agreement pursuant to Section 8.01, this Agreement, except for the obligations of the parties pursuant to this Section 8.02 and the provisions of
Section 6.06, shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers or shareholders; provided that nothing in this Section 8.02 shall relieve any party to this Agreement of liability for breach of this Agreement.

8.03 AMENDMENT. To the extent permitted by applicable law, this Agreement may be amended by the parties, at any time before or after approval of this Agreement and the share exchange by the shareholders of True Fiction but, after any such shareholder approval, no amendment shall be made that by law requires further approval of such shareholders without the approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

8.04 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein by any other applicable party or in any document, certificate or writing delivered pursuant hereto by any other applicable party, or (iii) subject to the terms hereof, waive compliance with any of the agreements or conditions of the other parties contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of a party to this Agreement to assert any of its rights under this Agreement shall not constitute a waiver of those rights.

8.05 PROCEDURE FOR CLOSING, TERMINATION, AMENDMENT, EXTENSION OR WAIVER. A termination of this Agreement pursuant to Section 8.01, an amendment of this Agreement pursuant to Section 8.03 or an extension or waiver pursuant to Section
8.04 shall, in order to be effective, require (a) in the case of Magellan, action by its Board of Directors or the duly authorized designee of its Board of Directors and (b) in the case of True Fiction, action by its Board of Directors.


                                   ARTICLE IX
                                  MISCELLANEOUS

9.01 NONSURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall be deemed to be only conditions to the Effective Time and shall not survive the Effective Time, provided, however, that the representations and warranties contained in Section 1.04, and in this Article IX shall survive the Effective Time.

9.02 ASSIGNMENT, BINDING EFFECT; BENEFIT; ENTIRE AGREEMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties except that Magellan shall have the right, at its sole discretion, to assign and transfer this Agreement to a subsidiary company wholly owned by Magellan. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in

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

this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings (oral and written) among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

9.03 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or otherwise affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision, clause, section or part of this Agreement is so broad as to be unenforceable, the provision, clause, section or part shall be interpreted to be only so broad as is enforceable, and all other provisions, clauses, sections or parts of this Agreement which can be effective without such unenforceable provision, clause, section or part shall, nevertheless, remain in full force and effect.

9.04 NOTICES. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

          If  to  True  Fiction,  to

True  Fiction,  Inc.
          2893  Sea  Ride  Drive
          Malibu,  CA  90265
          Attn:  Anthony  Romano  and  Michel  Shane
Fax  #  310-457-9768

If  to  Tony  Romano

          Tony  Romano
          2893  Sea  Ride  Drive
          Malibu,  CA  90265
          Fax  #  310-457-9768


     If  to  Michel  Shane

     Michel  Shane
          2893  Sea  Ride  Drive
          Malibu,  CA  90265
          Fax  #  310-456-1166

If  to  Magellan,  to

Magellan  Filmed  Entertainment,  Inc.
8756  122nd  Avenue  NE
Kirkland,  WA  98033
Attn:  Pat  Charles,  President
Fax:  425-827-2216

With  a  copy  to:

Robert  C.  Laskowski
Attorney  At  Law
     S.W.  Fifth  Avenue,  Suite  1300
Portland,  OR  97204-1151
Fax:  503-226-6278

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date it is telecommunicated, personally delivered or mailed.

9.05 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to its rules of conflict of laws.

9.06 ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled under the with rules of the American Arbitration Association with venue in King County Washington.

9.07 DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

9.08 COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a

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

number of copies of this Agreement each of which may be signed by less than all of the parties hereto, but together all such copies shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

9.09 CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings ascribed to them below:
a)     "Affiliate"  of  a  person  means  a  person that directly or indirectly,
        ---------
through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned person.
b)     "Control"  (including the terms "controlling", "controlled by" and "under
        -------
common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract, or otherwise.
c)     "Person"  means  a  natural  person,  company,  corporation, partnership,
        ------
joint  venture, association, trust, unincorporated organization or other entity.
d)     "Subsidiary"  of any person means a person in which such first referenced
        ----------
person owns directly or indirectly an amount of the voting securities, other voting ownership or voting partnership interest which is sufficient to elect at least a majority of its Board of directors or other governing body (or, if there are no such voting interest, owns directly or indirectly 50% or more of the equity interest).

9.10 WAIVERS. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in the Agreement. The waiver by any party hereto to a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

9.11 U.S. FUNDS. All monetary amounts set forth herein are stated in currency of the Untied States of America unless otherwise specifically stated.

9.12 INCORPORATION OF EXHIBITS. All Exhibits and annexes attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

9.13 INTERPRETATION. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its respective officers thereunto duly authorized, all as of the day and year first above written.



THIS  SPACE  LEFT  BLANK  INTENTIONALLY  -  SIGNATURE  PAGES  FOLLOW






          MAGELLAN  FILMED  ENTERTAINMENT,  INC.

          By:    s/Patrick  F.  Charles
                 -----------------------------
               Patrick  F.  Charles,  President


          TRUE  FICTION,  INC.

          By:  s/Michel  Shane
               -------------------------------
               Michel  Shane,  President


          TONY  ROMANO



          By:  s/Tony  Romano
               ----------------------------
               Tony  Romano,  Individually


          MICHEL  SHANE


          By:  s/Michel  Shane
               ----------------------------
               Michel  Shane,  Individually

                      EXHIBITS TO SHARE EXCHANGE AGREEMENT
                                     BETWEEN
                       MAGELLAN FILMED ENTERTAINMENT, INC.
                                       AND
                                TRUE FICTION INC.



Exhibit  1.04  (b)     Registration  Rights  Agreement

Exhibit  3.02  -1     Audited  Financial  Statements  of  Magellan  Filmed
Entertainment,  Inc.  as  of  and  for  the  year  ended  December  31,  1999

Exhibit  3.02  -2     Unaudited  Financial  Statements  of  Magellan  Filmed
Entertainment, Inc. as of and for the three and six month periods ended June 30, 2000

Exhibit  4.06     List  of  True  Fiction'  Liabilities

Exhibit  4.06  (a)     List  of  True  Fiction'  Assets

Exhibit  4.07     True  Fiction  Material  Contracts

Exhibit  7.01  (a)     Consent  of  True  Fiction's  Directors

Exhibit  7.01  (a)  (2)     Consent  of  True  Fiction's  Shareholders

Exhibit 7.01 (a) (3)     Resolution of the Board of Directors of Magellan Filmed
Entertainment,  Inc.

Exhibit  7.01  (d)     Legal  Opinion  of  True  Fiction'  General  Counsel

Exhibit  7.01  (d)  (1)     Legal  Opinion  of  Magellan's  General  Counsel

Exhibit  7.01  (f)  (1)     Employment  Agreement  with  Tony  Romano

Exhibit  7.01(f)     Employment  Agreement  with  Michel  Shane


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